SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                 0-2722225                  36-3434526
  (State of incorporation)       (Commission                 (IRS Employer
                                  File No.)                 Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
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     On October 26, 2005, the Registrant announced its earnings results for its second quarter ended September 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.
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(c)  Exhibits

     Exhibit No.                                 Description of Exhibit
     ----------                                  ----------------------

     99.1 Press Release by the Registrant, dated October 26, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.




                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                           CFC INTERNATIONAL, INC.

October 26, 2005           By: /s/   Dennis Lakomy_____________________
                                                     Dennis Lakomy
                                                     Executive Vice President
                                                     and Chief Financial Officer